UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) June 8, 2021
GCM Grosvenor Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39716	85-2226287
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 North Michigan Avenue Suite 1100 Chicago, Illinois	60611
(Address of principal executive offices)	(Zip Code)
(312) 506-6500
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	GCMG	The Nasdaq Stock Market LLC
Warrants to purchase one share of Class A common stock	GCMGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 8, 2021, GCM Grosvenor Inc. (the "Company") held its 2021 Annual Meeting of Stockholders (the "Annual Meeting"). Holders of the Company's Class A common stock were entitled to one vote per share held as of the close of business on April 9, 2021 (the "Record Date") and holders of the Company's Class C common stock were entitled to 0.88041579 votes per share held as of the Record Date.

Class A common stockholders representing 33,814,422 votes and Class C common stockholders representing 126,986,988 votes were present or represented by proxy at the Annual Meeting, representing approximately 94.8% of the combined voting power of the Company's Class A and Class C common stock as of the Record Date. Below are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on May 11, 2021.

Proposal One. To elect Michael J. Sacks, Angela Blanton, Francesca Cornelli, Jonathan Levin, Stephen Malkin, Blythe Masters and Samuel C. Scott III as directors to serve until the Annual Meeting of Stockholders to be held in 2022, and until their respective successors shall have been duly elected and qualified.
The results of the voting were as follows:

Nominee	For	Withheld	Broker Non-Votes
Michael J. Sacks	144,628,435	13,061,526	3,111,449
Angela Blanton	144,653,932	13,036,029	3,111,449
Francesca Cornelli	144,653,932	13,036,029	3,111,449
Jonathan Levin	144,135,581	13,554,380	3,111,449
Stephen Malkin	144,628,450	13,061,511	3,111,449
Blythe Masters	144,038,362	13,651,599	3,111,449
Samuel C. Scott III	144,653,932	13,036,029	3,111,449
Proposal Two. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.
The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
159,735,509	1,040,381	25,520	0

Based on the foregoing votes, Michael J. Sacks, Angela Blanton, Francesca Cornelli, Jonathan Levin, Stephen Malkin, Blythe Masters and Samuel C. Scott III were elected as directors and Item 2 was approved.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GCM Grosvenor Inc.
Date: June 10, 2021	By:	/s/ Michael J. Sacks
	Name:	Michael J. Sacks
	Title:	Chief Executive Officer

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